Prospectus Supplement — April 30, 2014
Ameriprise Certificates (April 30, 2014)	S-6000 AK

Three- and nine-month terms of Ameriprise Flexible Savings Certificates are not available for new purchases until further notice.

S-6000-23 A (4/14)